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                       SECURITIES AND EXCHANGE COMMISSION

                                Washington, D. C.



                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report:  October 17, 1995






                          MORRISON KNUDSEN CORPORATION


                          Commission File Number 1-8889





                             A Delaware corporation

                   IRS Employer Identification No. 82-0393735




                   MORRISON KNUDSEN PLAZA, PLAZA, IDAHO 83729

                                  208/386-5000
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                           MORRISON KNUDSEN CORPORATION
                          COMMISSION FILE NUMBER 1-8889

ITEM 2.   ACQUISITION AND DISPOSITION OF ASSETS

     In July 1995, the registrant committed to dispose of its Transit segment and on October 17, 1995, the registrant reached an agreement to transfer substantially all of the assets and certain liabilities of its Transit segment to American Passenger Rail Car Company, L.L.C. ("Amerail") a newly-formed company wholly owned by persons not affiliated with the registrant. The consideration for the disposition included the payment by Amerail of $42.1 million, borrowed by Amerail under new financing extended by banks, to pay off the registrant's interim financing facilities for the Transit segment entered into as of July 31, 1995 and the assumption of certain liabilities of the Transit segment including its performance obligations for its major transit car manufacturing and remanufacturing contracts. The guarantee by the registrant of Amerail's reimbursement obligations does not allow this transfer to be treated as a divestiture for accounting purposes according to SAB 5E, however this transfer does represent an abandonment of the Transit segment by the registrant. In accordance with SAB 93 the transfer will be accounted for as a discontinued business. See the Asset Purchase Agreement which is filed as Exhibit 10.1 and is incorporated herein by reference.

ITEM 5.   OTHER MATERIAL IMPORTANT EVENTS.

(a)  FINANCIAL RESTRUCTURING EVENTS.

     In connection with the transfer of the Transit segment (described above), the two interim financing facilities established as of July 31, 1995 to fund the operations of the Transit segment pending its disposition were paid off and terminated on October 17, 1995. In addition, on October 10, 1995, the registrant entered into amendments to its existing credit facilities to reflect the disposition of the Transit segment and to reduce the maximum secured borrowing amount under the bridge loan from $129 million to $100 million. See the Amended and Restated Override Agreement and the First Amendment to Amended and Restated Credit Agreement which are filed as Exhibits 4.1 and 4.2, each of which is incorporated herein by this reference.

     As part of the disposition of the Transit segment, the registrant's primary reimbursement obligations to certain banks with respect to the standby letter of credit supporting the performance of the Transit segment's new transit car manufacturing and remanufacturing contract with Metra was replaced with the registrant's guaranty of Amerail's reimbursement obligations to the same bank group under a replacement letter of credit and a new revolving credit facility in the aggregate amount of $141 million provided by such banks to Amerail to support its performance of the Metra contract. See the Guaranty which is filed as Exhibit 4.4 and is incorporated herein by reference.

     In connection with the disposition of the Transit segment, the registrant entered into a Reimbursement Agreement with its bonding company pursuant to which the reimbursement obligations of the registrant to its bonding company for the bonding company's losses on its payment and performance bonds supporting certain non-Metra transit contracts (certain Transit contracts other than the Metra contract) and certain secured financing to be provided to Amerail to finance completion of such contracts were capped at approximately $31 million. See the Reimbursement Agreement which is filed as Exhibit 4.3 and is incorporated herein by reference.

(b)  SALE OF NORTH PACIFIC OPERATIONS.

     On September 22, 1995, the registrant completed the sale of its North Pacific Operations to Tutor-Saliba Corporation for $17.1 million in cash. See the Stock Purchase Agreement which is filed as Exhibit 10.2 and is incorporated herein by this reference.


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ITEM. 7   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  FINANCIAL STATEMENTS - NOT APPLICABLE.

(b)  PRO FORMA FINANCIAL INFORMATION.

     (1) Unaudited Pro Forma Condensed Financial Data at and for the six month period ended June 30, 1995

     (2) Unaudited Pro Forma Condensed Statement of Operations for the year ended December 31, 1994

(c) EXHIBITS - THE EXHIBITS ARE LISTED IN THE EXHIBIT INDEX CONTAINED ELSEWHERE IN THIS CURRENT REPORT.

                                       I-2

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                          MORRISON KNUDSEN CORPORATION
               UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

     The following unaudited pro forma condensed statements of operations for the year ended December 31, 1994 and for the six month period ended June 30, 1995, had been prepared as if the abandonment of the Corporation's Transit segment had occurred on January 1, 1994. The following pro forma condensed balance sheet at June 30, 1995 had been prepared as if the transaction had occurred on June 30, 1995.

     The unaudited pro forma condensed financial statements are not necessarily indicative of how the Corporation's statements of operations and balance sheets would have been presented had the transaction actually occurred on the assumed dates, nor are they necessarily indicative of the presentation of the Corporation's statements of operations and balance sheets for any future periods.

                          MORRISON KNUDSEN CORPORATION
                  UNAUDITED PRO FORMA CONDENSED FINANCIAL DATA
                  AT AND FOR THE SIX MONTHS ENDED JUNE 30, 1995
                    (THOUSANDS OF DOLLARS EXCEPT SHARE DATA)

                                                                                                PRO FORMA
                                                                                   LESS          TRANSIT
                                                                                  TRANSIT        SEGMENT
                                                            HISTORICAL          SEGMENT (a)    ADJUSTMENTS  PRO FORMA
                                                            ----------          -----------    -----------  ---------
CONDENSED STATEMENT OF OPERATIONS
Revenue                                                    $ 1,151,020           $ 216,539                  $ 934,481
Cost of revenue                                             (1,134,200)           (220,169)                  (914,031)
----------------------------------------------------------------------------------------------------------------------
Operating income (loss) from
  continuing operations                                         16,820              (3,630)                    20,450
General and administrative expenses                            (25,784)                 --                    (25,784)
Interest expense                                               (14,439)                 --                    (14,439)
Other income (expense), net                                     (1,475)                 --                     (1,475)

----------------------------------------------------------------------------------------------------------------------
Loss from continuing operations before
  income taxes and minority interests                          (24,878)             (3,630)                   (21,248)
Income tax expense                                              (2,339)                 --                     (2,339)
Minority interests in net (income)
  loss of subsidiaries                                          (5,055)                 --                     (5,055)
----------------------------------------------------------------------------------------------------------------------
Loss from continuing operations                            $   (32,272)          $  (3,630)                 $ (28,642)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Loss per common share                                            $(.98)                                         $(.87)
Common shares used to compute loss per share                32,954,000                                     32,954,000
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
CONDENSED BALANCE SHEET
Cash and cash equivalents                                  $    72,877            $    381                  $  72,496
Accounts receivable                                            181,201              36,940                    144,261
Unbilled receivables                                           117,342              11,058                    106,284
Assets of subsidiaries and investments held for sale           189,342                  --                    189,342
Net assets of discontinued MK Rail operations                  127,184                  --                    127,184
Other current assets                                           178,385              90,854                     87,531
Investments and other assets                                    96,642                  --                     96,642
Property and equipment, net                                     99,628              32,473                     67,155
----------------------------------------------------------------------------------------------------------------------
Total Assets                                               $ 1,062,601            $171,706                  $ 890,895
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Short-term and current portion of long-term debt            $  307,617            $  6,945                   $300,672
Accounts payable                                               153,643              30,748     $   6,500 (c)  129,395
Liabilities of subsidiaries held for sale                      124,529                  --                    124,529
Other current liabilities                                      362,249             132,613       (32,609)(b)  197,027
Non-current liabilities                                        110,655               1,400                    109,255
Estimated liability-guarantee of certain Amerail
  reimbursement obligations                                         --                  --        32,609 (b)   60,609(d)
                                                                                                  28,000 (c)
Stockholders' equity (deficit)                                   3,908                  --       (34,500)(c)  (30,592)
------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholders' equity                  $1,062,601            $171,706     $      --      $890,895
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

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NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL DATA

(a) Reflects the elimination of historical revenues, expenses, assets and liabilities directly attributable to the Transit segment. The Corporation will account for the abandonment of the Transit segment as a discontinued operation.

(b) Reflects the classification of the accumulated losses of the Transit segment in excess of the Corporation's investment therein, which accumulated losses represent the Corporation's estimated liability for its guarantee of Amerail's reimbursement obligations to certain banks and bonding company.

(c) Reflects the estimated loss on abandonment of the Transit segment, the Corporation's estimated liability for its guarantee of Amerail's reimbursement obligations to certain banks and bonding company and accrued transaction costs.

(d) Represents the Corporation's discounted guaranteed obligations for the estimated net cash losses on transit car contracts. The Corporation has estimated the expected aggregate discounted liability to be $60,609 using a discount rate of 11.75% the equivalent of the Corporation's marginal borrowing rate.

                                       I-5

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                          MORRISON KNUDSEN CORPORATION
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1994
                    (THOUSANDS OF DOLLARS EXCEPT SHARE DATA)

                                                                           LESS TRANSIT
                                                            HISTORICAL*     SEGMENT (a)   PRO FORMA
                                                            ----------     ------------   ---------

Revenue                                                    $ 2,135,762      $114,759     $ 2,021,003
Cost of revenue                                             (2,459,552)     (330,262)     (2,129,290)
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Operating income (loss) from continuing operations            (323,790)     (215,503)       (108,287)
General and administrative expenses                            (33,087)           --         (33,087)
Interest expense                                                (9,631)           --          (9,631)
Other income (expense), net                                    (19,711)           --         (19,711)
-----------------------------------------------------------------------------------------------------
Loss from continuing operations before
  income taxes and minority interests                         (386,219)     (215,503)       (170,716)
Income tax(expense) benefit                                     64,193            --          64,193
Minority interests in net (income) loss of subsidiaries           (657)           --            (657)
-----------------------------------------------------------------------------------------------------
Loss from continuing operations                            $  (322,683)    $(215,503)    $  (107,180)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Loss per common share                                           $(9.92)                       $(3.29)
Common shares used to compute loss per share                32,528,000                    32,528,000
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

* Certain amounts have been reclassified, principally as a result of the adoption of a plan in March 1995 to sell the Corporation's ownership interest in MK Rail Corporation and reflect such disposition as a discontinued operation.

NOTE TO UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

(a) Reflects the elimination of historical revenues and expenses directly attributable to the Transit segment. The Corporation will account for the abandonment of the Transit segment as a discontinued operation.

                                       I-6
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                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   MORRISON KNUDSEN CORPORATION


                                              /s/ Stephen G. Hanks
November 1, 1995                        By:
                                             ---------------------------------
                                             Stephen G. Hanks
                                             Executive Vice President and
                                             Chief Legal Officer



































                                       S-1
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                                  EXHIBIT INDEX


THE FOLLOWING EXHIBITS ARE FILED HEREWITH:


EXHIBIT
NUMBER    EXHIBITS


4.1 Amended and Restated Override Agreement dated as of October 10, 1995, among the Registrant, Morrison Knudsen Corporation, an Ohio corporation and a wholly owned subsidiary of Registrant, The Banks and Other Financial Institutions named therein, Mellon Bank, N.A., as Agent, and Bank of America National Trust and Savings Association, as Metra Agent.

4.2 First Amendment to Amended and Restated Credit Agreement dated as of October 10, 1995, among the Registrant, Morrison Knudsen Corporation, an Ohio corporation and a wholly owned subsidiary of Registrant, the banks and other financial institutions named on Schedule A therein ("Lenders"), Mellon Bank, N.A., as administrative agent for the Lenders, and Mellon Bank, N.A. and Bank of America National Trust and Savings Association as co-agents for the Lenders.

4.3 Reimbursement Agreement dated as of October 10, 1995, among the Registrant, Morrison Knudsen Corporation, an Ohio Corporation and a wholly owned subsidiary of Registrant, and each of the affiliates of the Registrant listed on the signature pages thereof, to and for the benefit of Fidelity and Deposit Company of Maryland.

4.4 Guaranty dated as of October 10, 1995 by Morrison Knudsen Corporation, an Ohio corporation and a wholly owned subsidiary of Registrant, in favor of Bank of America National Trust and Savings Association, as Metra Agent, guarantying the obligations of American Passenger Rail Car Company, L.L.C. under that certain Revolving Credit Agreement dated as of October 10, 1995 among American Passenger Rail Car Company, L.L.C., Bank of America National Trust and Savings Association and the Lenders identified therein.

4.5 New Bonds Agreement dated as of October 10, 1995, by and among the Registrant, Fidelity and Deposit Company of Maryland, Morrison Knudsen Corporation, an Ohio corporation and a wholly owned subsidiary of Registrant, and the entities listed on Annex A thereto.

10.1 Asset Purchase Agreement dated as of October 10, 1995 by and among the Registrant, American Passenger Rail Car Company, L.L.C., Morrison Knudsen Corporation, an Ohio corporation and a wholly owned subsidiary of Registrant, and the entities listed on Schedule 1 thereto.

10.2 Stock Purchase Agreement dated as of September 21, 1995, by and between the Registrant, Morrison Knudsen Corporation, an Ohio corporation and a wholly owned subsidiary of Registrant, and Tutor-Saliba Corporation, a California corporation.




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